UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 8, 2016

Weyland Tech Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9/F, The Wellington
198 Wellington Street, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	+852 9316 6780

                      N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(A)  Departures of Directors

On February 8, 2016, the Board of Directors of accepted the resignation of Jason Chang as Director.  The resignation is effective February 10, 2016.

There were no disagreements between Mr. Chang and our Board of Directors regarding any business practices or procedures.

(D) Appointment of Directors

Effective February 10, 2016, the following individual was appointed as a new member of our board of directors:

Name	Age	Position
Brett Lay	53	Director

Brett Lay – DIRECTOR - Former Chief Financial Officer of Pacnet Limited, AsiaNetcom, and Pacific Internet from February 2007 to April 2015.  A seasoned successful business executive with 28 years of operating experience including 15 years as a Chief Financial Officer for both private and public companies.  Acted as interim CEO during transition phases.   A member of the board of directors working with private equity owners to grow and harvest their investments.  Over 18 years of work experience in Asia while residing in Singapore and Hong Kong.  Active member of the board of directors for joint ventures in China, India, South Korea, and Philippines.  Originated and completed the successful execution of several mergers and acquisitions, including the post integration efforts.

A company officer in diverse sized organizations including; a large corporation (NYSE $62 billion), a startup company taking it from an idea to now a component of a $14 billion NASDAQ public company, and recently completed the sale of Pacnet to Telstra for $750M.  Created multiple financing programs including equity origination, senior bank facilities, high yield bond facilities, and lines of vendor credit.  Created, maintained and restructured debt programs, operating environments, shareholder equity structures, vendor relationships, and bank facilities.  Reviewed multiple financing structures to meet shareholder objectives including IPO, REIT spinoff, asset trust structures, and minority investments.  Managed a large finance workforce over a widespread diversified region.  Actively managed P&L performance and operating results.  Created and implemented a corporate restructuring that included the downsizing of the workforce by nearly 30% and reducing annual SG&A expenses by $25 million.  Managed shareholder relationships including large private equity groups to meet their financial objectives.

Mr. Lay has his Masters of Science Finance and Masters of Science Management, from the University of Colorado, Denver

There are no existing family relationships amongst our Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weyland Tech Inc.

Dated: February 10, 2016	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO